                               POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that Mellon HBV Alternative Strategies LLC ("Mellon HBV"), a Delaware limited liability company, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, various beneficial ownership filings, including but not limited to Schedules 13G, 13D and Forms 3, 4 and 5, and amendments thereto ("Beneficial Ownership Reports"), under said Act, hereby constitutes and appoints Carl Krasik, Kevin F. Mawe, Catherine L Neiport, and Peter M. Sullivan, and each of them with power to act without the others, its attorney effective July 1, 2004, with full power of substitution and resubstitution, for and in its name, place and stead, in any and all capacities, to approve, and sign such Beneficial Ownership Reports and any and all amendments thereto, with power to affix the seal of said limited liability company thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as it might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned, through its duly authorized officer, has herewith set its name and seal as of this 15th day of July 2004.

MELLON HBV ALTERNATIVE STRATEGIES LLC



By:  /s/ William F. Harley, III
     -------------------------------------
     William F. Harley, III
     President and Chief Executive Officer

                               POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that Mellon HBV Company, Ltd,, a Cayman Islands Exempted Company, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, various beneficial ownership filings, including but not limited to Schedules 13G, 13D and Forms 3, 4 and 5, and amendments thereto ("Beneficial Ownership Reports"), under said Act, hereby constitutes and appoints Carl Krasik, Kevin F. Mawe, Catherine L Neiport, and Peter M. Sullivan, and each of them with power to act without the others, its attorney effective July 1, 2004, with full power of substitution and resubstitution, for and in its name, place and stead, in any and all capacities, to approve, and sign such Beneficial Ownership Reports and any and all amendments thereto, with power to affix the seal of said limited liability company thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as it might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned, through its duly authorized officer, has herewith set its name and seal as of this 15th day of July 2004.

MELLON HBV COMPANY, LTD.



By:  /s/ William F. Harley, III
     --------------------------
     William F. Harley, III
     Director

                               POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that Mellon HBV Alternative Strategies Holdings LLC, a Delaware limited liability company, which has filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, various beneficial ownership filings, including but not limited to Schedules 13G, 13D and Forms 3, 4 and 5, and amendments thereto ("Beneficial Ownership Reports"), under said Act, hereby constitutes and appoints Carl Krasik, Kevin F. Mawe, Catherine L Neiport, and Peter M. Sullivan, and each of them with power to act without the others, its attorney effective July 1, 2004, with full power of substitution and resubstitution, for and in its name, place and stead, in any and all capacities, to approve, and sign such Beneficial Ownership Reports and any and all amendments thereto, with power to affix the seal of said limited liability company thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as it might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned, through its duly authorized officer, has herewith set its name and seal as of this 15th day of July 2004.

MELLON HBV ALTERNATIVE STRATEGIES HOLDINGS LLC



By:  /s/ William F. Harley, III
     --------------------------
     William F. Harley, III
     Director